UNITED STATES COMMODITY FUNDS LLC
Sponsor of the United States Commodity Index Fund

March 24, 2020

Dear United States Commodity Index Fund Investor,

Enclosed with this letter is your copy of the 2019 financial statements for the United States Commodity Index Fund (ticker symbol “USCI”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Copper Index Fund (“CPER”), an additional series of the Trust, is also included in these statements. We have mailed this statement to all investors in USCI who held shares as of December 31, 2019 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to USCF. Additional information concerning USCI’s 2019 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current USCI Prospectus.

USCF is the sponsor of USCI. USCF is also the general partner or sponsor and operator of several other commodity-based exchange-traded funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Copper Index Fund	(ticker symbol: CPER)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States 3x Oil Fund	(ticker symbol: USOU)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States 3x Short Oil Fund	(ticker symbol: USOD)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)

Information about these other funds is contained within the USCI Form 10-K as well as in the current USCI Prospectus. Investors in USCI who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in USCI.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

*This letter is not an offer to buy or sell securities. Investment in USCI or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

UNITED STATES COMMODITY FUNDS LLC
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: December 18, 2019

Introduction

This document sets forth the Privacy Policy of (i) the United States Commodity Funds LLC (the “Company”), (ii) each of the statutory trusts for which the Company serves as sponsor, the United States Commodity Index Funds Trust (the “Index Funds Trust”) and the USCF Funds Trust (together with the Index Funds Trust, the “Trusts”), and (iii) each of the funds for which the Company serves as the general partner or as sponsor as set forth in Appendix A, which may be amended from time to time (each a “Fund” and together, the “Funds”), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy covers the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

“Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company, the Trusts and the Funds may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company, the Trusts and the Funds do not sell or rent investor information of the Funds. The Company, the Trusts and the Funds only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company, the Trusts and the Funds may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company, the Trusts or the Funds of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company, the Trusts and the Funds holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company, the Trusts and the Funds maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company, the Trusts and the Funds share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company, the Trusts and the Funds applies to both current and former Fund investors. The Company, the Trusts and the Funds will only disclose nonpublic personal information about a former investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company, the Trusts and the Funds may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

AND

SPONSOR OF

UNITED STATES 3X OIL FUND

UNITED STATES 3X SHORT OIL FUND

EACH A SERIES OF

USCF FUNDS TRUST

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS
GENERAL PARTNER OR SPONSOR

Privacy Notice

FACTS	WHAT DO UNITED STATES COMMODITY FUNDS LLC (THE “COMPANY”), THE UNITED STATES COMMODITY FUNDS TRUST AND THE USCF FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) AND EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR (EACH A “FUND” AND TOGETHER, THE “FUNDS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number

•      account balances

•      account transactions

•      transaction history

•      wire transfer instructions

•      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-510-522-9600 or go to www.uscfinvestments.com

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS
GENERAL PARTNER OR SPONSOR

Privacy Notice

What we do
How do the Company, the Trusts and the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company, the Trusts and the Funds collect my personal information?	We collect your personal information, for example, when you ■ open an account ■ provide account information ■ give us your contact information ■ make a wire transfer ■ tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes - information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■      Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as USCF Advisers LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non- financial companies.

■      The Company, the Trusts and the Funds do not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company, the Trusts and the Funds do not conduct joint marketing.

UNITED STATES COMMODITY INDEX FUND

FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2019, 2018 and 2017 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC
On behalf of United States Commodity Index Fund

Spicer Jeffries LLP
Certified Public Accountants

4601 DTC BOULEVARD • SUITE 700
DENVER, COLORADO 80237
TELEPHONE: (303) 753-1959
FAX: (303) 753-0338
www.spicerjeffries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of
United States Commodity Index Fund, a series of the United States Commodity Index Funds Trust

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of financial condition of United States Commodity Index Fund (the “Fund”), a series of the United States Commodity Index Funds Trust (the “Trust”) as of December 31, 2019 and 2018, including the schedule of investments as of December 31, 2019 and 2018, and the related statements of operations, changes in capital, changes in shares outstanding and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes (collectively referred to as the “financial statements”). We also have audited the Fund’s internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Commodity Index Fund as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Fund maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019 based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.

Basis for Opinion

The Fund’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Fund’s financial statements and an opinion on the Fund’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

We have served as the Trust’s auditor since 2009.

Denver, Colorado
March 13, 2020

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

United States Commodity Index Fund

	December 31, 2019	December 31, 2018
Assets
Cash and cash equivalents (at cost $163,036,680 and $427,657,030, respectively) (Notes 2 and 6)	$163,036,680	$427,657,030
Equity in trading accounts:
Cash and cash equivalents (at cost $27,277,314 and $50,852,183, respectively)	27,277,314	50,852,183
Unrealized gain (loss) on open commodity futures contracts	2,138,868	(14,487,984)
Dividends receivable	25,510	9,983
Interest receivable	—	4,224
Prepaid insurance	20,198	41,237
ETF transaction fees receivable	350	—

Total assets	$192,498,920	$464,076,673

Liabilities and Capital
Payable for shares redeemed	$1,843,700	$—
Management fees payable (Note 4)	142,699	367,646
Professional fees payable	571,822	604,296
Brokerage commissions payable	33,805	43,305
Directors’ fees payable	11,412	18,918

Total liabilities	2,603,438	1,034,165

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	189,895,482	463,042,508
Total Capital	189,895,482	463,042,508

Total liabilities and capital	$192,498,920	$464,076,673

Shares outstanding	5,150,000	12,350,000
Net asset value per share	$36.87	$37.49
Market value per share	$36.90	$37.53

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

United States Copper Index Fund

	December 31, 2019	December 31, 2018
Assets
Cash and cash equivalents (at cost $6,699,854 and $10,753,786, respectively) (Notes 2 and 6)	$6,699,854	$10,753,786
Short-Term Investments (at cost $— and $295,216, respectively) (Note 6)	—	295,216
Equity in trading accounts:
Cash and cash equivalents (at cost $399,050 and $1,362,458, respectively)	399,050	1,362,458
Unrealized gain (loss) on open commodity futures contracts	346,250	(903,475)
Receivable from Sponsor (Note 4)	67,629	51,299
Dividends receivable	1,363	1,356
Interest receivable	125	221
Prepaid insurance	253	203

Total assets	$7,514,524	$11,561,064

Liabilities and Capital
Payable due to Broker	$429,967	$—
Management fees payable (Note 4)	4,647	6,113
Professional fees payable	64,311	49,800
Directors’ fees payable	222	256

Total liabilities	499,147	56,169

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	7,015,377	11,504,895
Total Capital	7,015,377	11,504,895

Total liabilities and capital	$7,514,524	$11,561,064

Shares outstanding	400,000	700,000
Net asset value per share	$17.54	$16.44
Market value per share	$17.54	$16.44

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Financial Condition
At December 31, 2019*

USCF Crescent Crypto Index Fund

December 31, 2019*
Assets
Cash (at cost $1,000) (Notes 2 and 6)	$1,000

Total assets	$1,000

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	$1,000
Shareholders	—
Total Capital	1,000

Total liabilities and capital	$1,000

*	The Sponsor contributed $1,000 on May 8, 2019. As of December 31, 2019, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

United States Commodity Index Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

United States Commodity Index Funds Trust

	December 31, 2019	December 31, 2018
Assets
Cash and cash equivalents (at cost $169,737,534 and $438,410,816, respectively) (Notes 2 and 6)	$169,737,534	$438,410,816
Short-Term Investments (at cost $— and $295,216, respectively) (Note 6)	—	295,216
Equity in trading accounts:
Cash and cash equivalents (at cost $27,676,364 and $52,214,641, respectively)	27,676,364	52,214,641
Unrealized gain (loss) on open commodity futures contracts	2,485,118	(15,391,459)
Receivable from Sponsor (Note 4)	67,629	51,299
Dividends receivable	26,873	11,339
Interest receivable	125	4,445
Prepaid insurance	20,451	41,440
ETF transaction fees receivable	350	—

Total assets	$200,014,444	$475,637,737

Liabilities and Capital
Payable due to Broker	$429,967	$—
Payable for shares redeemed	1,843,700	—
Management fees payable (Note 4)	147,346	373,759
Professional fees payable	636,133	654,096
Brokerage commissions payable	33,805	43,305
Directors’ fees payable	11,634	19,174

Total liabilities	3,102,585	1,090,334

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	1,000	—
Shareholders	196,910,859	474,547,403
Total Capital	196,911,859	474,547,403

Total liabilities and capital	$200,014,444	$475,637,737

Shares outstanding	5,550,000	13,050,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2019

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2020 contracts, expiring January 2020	$15,995,580	366	$376,058	0.20
LME Zinc Futures LX January 2020 contracts, expiring January 2020	15,870,949	276	(132,049)	(0.07)
ICE Brent Crude Oil Futures CO April 2020 contracts, expiring February 2020	13,346,390	206	103,350	0.05
LME Nickel Futures LN March 2020 contracts, expiring March 2020	18,627,141	189	(2,724,217)	(1.43)
LME Zinc Futures LX April 2020 contracts, expiring April 2020	13,770,894	240	(152,394)	(0.08)
ICE Gas Oil Futures QS June 2020 contracts, expiring June 2020	13,567,750	225	(140,875)	(0.07)
LME Tin Futures LT August 2020 contracts, expiring August 2020	13,567,282	159	66,633	0.03
	104,745,986	1,661	(2,603,494)	(1.37)
United States Contracts
CME Lean Hogs Futures LH February 2020 contracts, expiring February 2020	14,783,310	480	(1,069,710)	(0.56)
ICE Coffee-C Futures KC March 2020 contracts, expiring March 2020	12,630,543	285	1,231,144	0.65
COMEX Copper Futures HG May 2020 contracts, expiring March 2020	13,502,275	191	(146,600)	(0.08)
COMEX Silver Futures SI March 2020 contracts, expiring March 2020	13,642,920	151	(112,565)	(0.06)
NYMEX Platinum Futures PL April 2020 contracts, expiring April 2020	12,884,950	284	999,810	0.53
NYMEX Heating Oil Futures HO June 2019 contracts, expiring May 2020	12,441,702	162	971,023	0.51
CBOT Soybean Futures S July 2020 contracts, expiring July 2020	12,152,022	644	1,511,082	0.79
NYMEX WTI Crude Oil Futures CL September 2020 contracts, expiring August 2020	12,753,250	233	707,160	0.37
NYMEX RBOB Gasoline Futures RB December 2020 contracts, expiring November 2020	12,941,981	201	429,303	0.23
	117,732,953	2,631	4,520,647	2.38
Open Futures Contracts - Short*
Foreign Contracts
LME Aluminum Futures LA January 2020 contracts, expiring January 2020	(16,436,388)	366	62,933	0.03
LME Zinc Futures LX January 2020 contracts, expiring January 2020	(15,888,926)	276	148,154	0.08
LME Nickel Futures LN March 2020 contracts, expiring March 2020	(2,619,888)	31	10,628	0.01
	(34,945,202)	673	221,715	0.12
Total Open Futures Contracts**	$187,533,737	4,965	$2,138,868	1.13

United States Commodity Index Funds Trust
Schedule of Investments (Continued)
At December 31, 2019

United States Commodity Index Fund

	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.91%, 1/02/2020	$12,000,000	$11,999,368	6.32
2.03%, 1/09/2020	16,000,000	15,992,853	8.42
1.75%, 1/16/2020	15,000,000	14,989,115	7.89
2.04%, 1/23/2020	5,000,000	4,993,837	2.63
2.02%, 1/30/2020	26,000,000	25,958,153	13.67
1.54%, 2/20/2020	15,000,000	14,968,125	7.88
1.70%, 3/26/2020	20,000,000	19,920,194	10.49
1.64%, 4/09/2020	10,000,000	9,955,175	5.24
1.60%, 4/16/2020	15,000,000	14,929,775	7.86
1.59%, 4/30/2020	9,000,000	8,952,750	4.72
1.55%, 5/21/2020	15,000,000	14,909,819	7.85
1.53%, 6/04/2020	10,000,000	9,934,556	5.23
1.54%, 6/18/2020	2,000,000	1,985,635	1.05
Total Treasury Obligations		169,489,355	89.25

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	3,900,000	3,900,000	2.05
Goldman Sachs Financial Square Funds - Government Fund - Class FS	10,000,000	10,000,000	5.27
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5,600,000	5,600,000	2.95
Total Money Market Funds		19,500,000	10.27
Total Cash Equivalents		$188,989,355	99.52

*	All short contracts are offset by long positions in Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
**	Collateral amounted to $27,277,314 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2018

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Aluminum Futures LA January 2019 contracts, expiring January 2019	$36,377,145	754	$(2,018,308)	(0.44)
LME Tin Futures LT January 2019 contracts, expiring January 2019	42,828,870	454	1,504,230	0.33
LME Zinc Futures LX January 2019 contracts, expiring January 2019	78,531,955	1,261	(271,143)	(0.06)
LME Tin Futures LT April 2019 contracts, expiring April 2019	33,478,866	345	112,790	0.02
LME Zinc Futures LX May 2019 contracts, expiring May 2019	32,946,918	536	(10,853)	0.00 *
	224,163,754	3,350	(683,284)	(0.15)
United States Contracts
NYMEX RBOB Gasoline Futures RB March 2019 contracts, expiring February 2019	32,779,165	595	7,715	0.00 *
ICE Cotton #2 Futures CT March 2019 contracts, expiring March 2019	35,489,270	906	(2,782,670)	(0.60)
CBOT Wheat Futures W March 2019 contracts, expiring March 2019	37,569,250	1,305	(4,732,188)	(1.02)
ICE Cocoa Futures CC March 2019 contracts, expiring March 2019	30,669,380	1,370	2,429,820	0.52
COMEX Copper Futures HG March 2019 contracts, expiring March 2019	33,419,850	493	(992,775)	(0.21)
CME Feeder Cattle Futures FC March 2019 contracts, expiring March 2019	33,488,387	457	43,988	0.01
NYMEX Heating Oil Futures HO April 2019 contracts, expiring March 2019	41,084,917	466	(8,671,727)	(1.87)
COMEX Gold Futures GC April 2019 contracts, expiring April 2019	33,451,810	260	28,390	0.01
NYMEX Natural Gas Futures NG May 2019 contracts, expiring April 2019	30,921,950	1,192	928,290	0.20
CME Live Cattle Futures FC April 2019 contracts, expiring April 2019	32,451,460	664	1,080,540	0.23
CBOT Soybean Meal Futures SM August 2019 contracts, expiring August 2019	33,445,010	1,050	(34,010)	(0.01)
CBOT Corn Futures C December 2019 contracts, expiring December 2019	33,356,287	1,682	73,463	0.02
	408,126,736	10,440	(12,621,164)	(2.72)
Open Futures Contracts - Short**
Foreign Contracts
LME Aluminum Futures LA January 2019 contracts, expiring January 2019	(34,664,722)	754	301,708	0.06
LME Tin Futures LT January 2019 contracts, expiring January 2019	(41,861,500)	454	(2,472,323)	(0.53)
LME Zinc Futures LX January 2019 contracts, expiring January 2019	(79,255,458)	1,261	987,079	0.21
	(155,781,680)	2,469	(1,183,536)	(0.26)
Total Open Futures Contracts***	$476,508,810	16,259	$(14,487,984)	(3.13)

United States Commodity Index Funds Trust
Schedule of Investments (Continued)
At December 31, 2018

United States Commodity Index Fund

	Principal Amount	Market Value	% of Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
2.07%, 1/03/2019	$15,000,000	$14,998,296	3.24
2.16%, 1/10/2019	40,000,000	39,978,587	8.63
2.18%, 1/17/2019	15,000,000	14,985,567	3.24
2.22%, 1/24/2019	8,000,000	7,988,730	1.72
2.22%, 1/31/2019	37,000,000	36,932,187	7.98
2.25%, 2/07/2019	23,000,000	22,947,285	4.96
2.28%, 2/14/2019	54,000,000	53,850,510	11.63
2.29%, 2/21/2019	20,000,000	19,935,768	4.30
2.10%, 2/28/2019	7,000,000	6,976,703	1.51
2.34%, 3/07/2019	57,000,000	56,761,748	12.26
2.12%, 3/28/2019	10,000,000	9,950,431	2.15
2.41%, 4/04/2019	16,000,000	15,901,317	3.43
2.43%, 4/11/2019	30,000,000	29,799,167	6.43
2.22%, 4/25/2019	4,000,000	3,972,450	0.86
2.46%, 5/02/2019	23,000,000	22,812,534	4.93
2.47%, 5/09/2019	2,000,000	1,982,684	0.43
2.43%, 5/23/2019	40,000,000	39,619,756	8.56
2.51%, 6/06/2019	6,000,000	5,935,650	1.28
2.49%, 6/27/2019	25,000,000	24,697,625	5.33
Total Treasury Obligations		430,026,995	92.87

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	2,200,000	2,200,000	0.47
Goldman Sachs Financial Square Funds - Government Fund - Class FS	550,000	550,000	0.12
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,650,000	3,650,000	0.79
Total Money Market Funds		6,400,000	1.38
Total Cash Equivalents		$436,426,995	94.25

*	Represents less than 0.005%.
**	All short contracts are offset by long positions in Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
***	Collateral amounted to $50,852,183 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2019

United States Copper Index Fund

Notional Amount		Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG May 2020 contracts, expiring May 2020*	$6,672,500	100	$346,250	4.94

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.88%, 1/02/2020		$200,000	$199,990	2.85
2.03%, 1/09/2020		50,000	49,978	0.71
1.82%, 1/16/2020		400,000	399,700	5.70
1.63%, 1/23/2020		350,000	349,652	4.98
1.69%, 1/30/2020		450,000	449,391	6.41
1.67%, 2/06/2020		250,000	249,585	3.56
1.87%, 2/13/2020		300,000	299,335	4.27
1.85%, 2/20/2020		400,000	398,981	5.69
1.66%, 2/27/2020		300,000	299,216	4.27
1.80%, 3/26/2020		700,000	697,046	9.94
1.64%, 4/09/2020		250,000	248,879	3.55
1.60%, 4/16/2020		500,000	497,659	7.09
1.52%, 4/23/2020		400,000	398,104	5.67
1.59%, 4/30/2020		300,000	298,425	4.25
1.54%, 5/07/2020		300,000	298,386	4.25
1.55%, 5/14/2020		400,000	397,707	5.67
1.55%, 5/21/2020		500,000	496,994	7.08
1.58%, 5/28/2020		300,000	298,064	4.25
1.54%, 6/18/2020		150,000	148,926	2.12
Total Treasury Obligations			6,476,018	92.31

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		15,000	15,000	0.21
Goldman Sachs Financial Square Funds - Government Fund - Class FS		605,000	605,000	8.63
Total Money Market Funds			620,000	8.84
Total Cash Equivalents			$7,096,018	101.15

*	Collateral amounted to $399,050 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2018

United States Copper Index Fund

Notional Amount		Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2019 contracts, expiring March 2019*	$12,348,325	174	$(903,475)	(7.85)

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.76%, 1/03/2019		$300,000	$299,971	2.61
2.11%, 1/10/2019		700,000	699,634	6.08
2.13%, 1/17/2019		500,000	499,531	4.34
2.15%, 1/24/2019		700,000	699,050	6.08
2.14%, 1/31/2019		200,000	199,647	1.74
2.25%, 2/07/2019		400,000	399,083	3.47
2.24%, 2/14/2019		300,000	299,185	2.60
2.29%, 2/21/2019		350,000	348,872	3.03
2.01%, 2/28/2019		100,000	99,682	0.87
2.34%, 3/07/2019		350,000	348,537	3.03
2.35%, 3/21/2019		400,000	397,946	3.46
2.19%, 3/28/2019		500,000	497,432	4.32
2.40%, 4/04/2019		500,000	496,931	4.32
2.43%, 4/11/2019		500,000	496,660	4.32
2.44%, 4/18/2019		500,000	496,404	4.31
2.36%, 4/25/2019		450,000	446,688	3.88
2.46%, 5/02/2019		100,000	99,185	0.86
2.47%, 5/09/2019		500,000	495,671	4.31
2.45%, 5/23/2019		600,000	594,262	5.17
2.49%, 6/20/2019		200,000	197,677	1.72
2.49%, 6/27/2019		400,000	395,162	3.43
Total Treasury Obligations			8,507,210	73.95

United States - Money Market Funds
Goldman Sachs Financial Square Funds - Government Fund - Class FS		620,000	620,000	5.39
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		235,000	235,000	2.04
Total Money Market Funds			855,000	7.43
Total Cash Equivalents			$9,362,210	81.38

Short-Term Investment
United States Treasury Obligation
U.S. Treasury Bill, 2.59%, 8/15/2019		$300,000	$295,216	2.57

*	Collateral amounted to $1,362,458 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Fund

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(29,144,478)	$(54,710,680)	$22,989,718
Change in unrealized gain (loss) on open positions	16,626,852	(21,360,954)	4,817,510
Dividend income	445,188	409,565	—
Interest income*	7,449,252	9,827,503	4,017,753
ETF transaction fees	26,950	26,600	15,750

Total income (loss)	(4,596,236)	(65,807,966)	31,840,731

Expenses
Management fees (Note 4)	2,778,400	4,645,618	4,126,513
Professional fees	476,864	685,742	626,130
Brokerage commissions	453,997	539,884	527,610
Directors’ fees and insurance	108,435	91,761	69,558

Total expenses	3,817,696	5,963,005	5,349,811

Net income (loss)	$(8,413,932)	$(71,770,971)	$26,490,920
Net income (loss) per share	$(0.62)	$(4.99)	$2.46
Net income (loss) per weighted average share	$(0.91)	$(5.21)	$2.04
Weighted average shares outstanding	9,286,164	13,764,384	12,996,575

*	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and 2017

United States Copper Index Fund

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(1,134,850)	$(1,318,188)	$1,468,825
Change in unrealized gain (loss) on open positions	1,249,725	(1,785,413)	793,363
Realized gain (loss) on short-term investments	59	—	(23)
Dividend income	24,418	13,343	—
Interest income*	209,278	187,804	80,677
ETF transaction fees	6,300	4,550	4,550

Total income (loss)	354,930	(2,897,904)	2,347,392

Expenses
Management fees (Note 4)	68,586	76,916	67,217
Professional fees	75,053	61,767	48,451
Brokerage commissions	6,082	5,181	5,461
Directors’ fees and insurance	2,320	2,100	1,823

Total expenses	152,041	145,964	122,952

Expense waiver (Note 4)	(67,628)	(51,300)	(40,153)

Net expenses	84,413	94,664	82,799

Net income (loss)	$270,517	$(2,992,568)	$2,264,593
Net income (loss) per share	$1.10	$(4.61)	$4.69
Net income (loss) per weighted average share	$0.44	$(4.70)	$3.92
Weighted average shares outstanding	615,753	636,986	577,397

*	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Operations
For the period ended December 31, 2019*

USCF Crescent Crypto Index Fund

Period ended December 31, 2019*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$—
Change in unrealized gain (loss) on open positions	—
Realized gain (loss) on foreign currency transactions	—
Change in unrealized gain (loss) on foreign currency translations	—
Interest income	—

Total income (loss)	—

Expenses
Management fees (Note 4)	—
Professional fees	—
Brokerage commissions	—
Directors’ fees and insurance	—

Total expenses	—

Expense waiver (Note 4)	—

Net expenses	—

Net income (loss)	$—
Net income (loss) per share	$—
Net income (loss) per weighted average share	$—
Weighted average shares outstanding	—

*	The Sponsor contributed $1,000 on May 8, 2019. As of December 31, 2019, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

United States Commodity Index Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Funds Trust

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(30,279,328)	$(56,209,907)	$24,220,537
Change in unrealized gain (loss) on open positions	17,876,577	(23,145,242)	5,699,448
Realized gain (loss) on foreign currency transactions	—	51	(31)
Realized gain (loss) on short-term investments	59	(286)	(23)
Change in unrealized gain (loss) on foreign currency translations	—	(13)	612
Dividend income	469,606	425,685	—
Interest income*	7,658,530	10,030,763	4,112,328
ETF transaction fees	33,250	31,150	20,300

Total income (loss)	(4,241,306)	(68,867,799)	34,053,171

Expenses
Management fees (Note 4)	2,846,986	4,730,151	4,205,743
Professional fees	551,917	773,654	719,854
Brokerage commissions	460,079	546,563	534,994
Directors’ fees and insurance	110,755	94,778	72,525

Total expenses	3,969,737	6,145,146	5,533,116

Expense waiver (Note 4)	(67,628)	(77,884)	(85,686)

Net expenses	3,902,109	6,067,262	5,447,430

Net income (loss)	$(8,143,415)	$(74,935,061)	$28,605,741

*	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2016	$—	$636,292,824	$636,292,824
Additions	—	49,804,005	49,804,005
Redemptions	—	(211,345,839)	(211,345,839)
Net income (loss)	—	26,490,920	26,490,920
Balances, at December 31, 2017	—	501,241,910	501,241,910
Additions	—	183,685,233	183,685,233
Redemptions	—	(150,113,664)	(150,113,664)
Net income (loss)	—	(71,770,971)	(71,770,971)
Balances, at December 31, 2018	—	463,042,508	463,042,508
Redemptions	—	(264,733,094)	(264,733,094)
Net income (loss)	—	(8,413,932)	(8,413,932)
Balances, at December 31, 2019	$—	$189,895,482	$189,895,482

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019, 2018 and 2017

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2016	—	15,900,000	15,900,000
Additions	—	1,250,000	1,250,000
Redemptions	—	(5,350,000)	(5,350,000)
Shares Outstanding, at December 31, 2017	—	11,800,000	11,800,000
Additions	—	4,250,000	4,250,000
Redemptions	—	(3,700,000)	(3,700,000)
Shares Outstanding, at December 31, 2018	—	12,350,000	12,350,000
Redemptions	—	(7,200,000)	(7,200,000)
Shares Outstanding, at December 31, 2019	—	5,150,000	5,150,000

Net Asset Value Per Share:
At December 31, 2016			$40.02
At December 31, 2017			$42.48
At December 31, 2018			$37.49
At December 31, 2019			$36.87

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019, 2018 and 2017

United States Copper Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2016	$—	$5,724,654	$5,724,654
Additions	—	12,667,909	12,667,909
Redemptions	—	(8,027,253)	(8,027,253)
Net income (loss)	—	2,264,593	2,264,593
Balances, at December 31, 2017	—	12,629,903	12,629,903
Additions	—	8,406,522	8,406,522
Redemptions	—	(6,538,962)	(6,538,962)
Net income (loss)	—	(2,992,568)	(2,992,568)
Balances, at December 31, 2018	—	11,504,895	11,504,895
Additions	—	7,152,775	7,152,775
Redemptions	—	(11,912,810)	(11,912,810)
Net income (loss)	—	270,517	270,517
Balances, at December 31, 2019	$—	$7,015,377	$7,015,377

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019, 2018 and 2017

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2016	—	350,000	350,000
Additions	—	700,000	700,000
Redemptions	—	(450,000)	(450,000)
Shares Outstanding, at December 31, 2017	—	600,000	600,000
Additions	—	450,000	450,000
Redemptions	—	(350,000)	(350,000)
Shares Outstanding, at December 31, 2018	—	700,000	700,000
Additions	—	400,000	400,000
Redemptions	—	(700,000)	(700,000)
Shares Outstanding, at December 31, 2019	—	400,000	400,000

Net Asset Value Per Share:
At December 31, 2016			$16.36
At December 31, 2017			$21.05
At December 31, 2018			$16.44
At December 31, 2019			$17.54

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2019*

USCF Crescent Crypto Index Fund

	Sponsor	Shareholders	Total

Balances, at May 8, 2019*	$—	$—	$—
Additions	1,000	—	1,000
Net income (loss)	—	—	—

Balances, at December 31, 2019	$1,000	$—	$1,000

*	The Sponsor contributed $1,000 on May 8, 2019. As of December 31, 2019, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

United States Commodity Index Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Funds Trust

	Sponsor	Shareholders	Total

Balances, at December 31, 2016	$—	$643,918,233	$643,918,233
Additions	—	62,471,914	62,471,914
Redemptions	—	(219,373,092)	(219,373,092)
Net income (loss)	—	28,605,741	28,605,741

Balances, at December 31, 2017	—	515,622,796	515,622,796
Additions	1,000	192,091,755	192,092,755
Redemptions	(1,000)	(158,232,087)	(158,233,087)
Net income (loss)	—	(74,935,061)	(74,935,061)

Balances, at December 31, 2018	—	474,547,403	474,547,403
Additions	1,000	7,152,775	7,153,775
Redemptions	—	(276,645,904)	(276,645,904)
Net income (loss)	—	(8,143,415)	(8,143,415)

Balances, at December 31, 2019	$1,000	$196,910,859	$196,911,859

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019, 2018 and 2017

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2016	—	16,350,000	16,350,000
Additions	—	1,950,000	1,950,000
Redemptions	—	(5,800,000)	(5,800,000)
Shares Outstanding, at December 31, 2017	—	12,500,000	12,500,000
Additions	—	4,700,000	4,700,000
Redemptions	—	(4,150,000)	(4,150,000)
Shares Outstanding, at December 31, 2018	—	13,050,000	13,050,000
Additions	—	400,000	400,000
Redemptions	—	(7,900,000)	(7,900,000)
Shares Outstanding, at December 31, 2019	—	5,550,000	5,550,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Fund

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Cash Flows from Operating Activities:
Net income (loss)	$(8,413,932)	$(71,770,971)	$26,490,920
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	—	71,291,769	(71,291,769)
Unrealized (gain) loss on open futures contracts	(16,626,852)	21,360,954	(4,817,510)
(Increase) decrease in dividends receivable	(15,527)	(9,983)	—
(Increase) decrease in interest receivable	4,224	9,374	(12,337)
(Increase) decrease in prepaid insurance	21,039	(35,991)	(412)
(Increase) decrease in ETF transaction fees receivable	(350)	350	—
Increase (decrease) in management fees payable	(224,947)	41,641	(119,158)
Increase (decrease) in professional fees payable	(32,474)	64,879	(20,651)
Increase (decrease) in brokerage commissions payable	(9,500)	—	(10,710)
Increase (decrease) in directors’ fees payable	(7,506)	8,176	(256)
Net cash provided by (used in) operating activities	(25,305,825)	20,960,198	(49,781,883)

Cash Flows from Financing Activities:
Addition of shares	—	183,685,233	49,804,005
Redemption of shares	(262,889,394)	(152,234,093)	(215,240,793)
Net cash provided by (used in) financing activities	(262,889,394)	31,451,140	(165,436,788)

Net Increase (Decrease) in Cash and Cash Equivalents	(288,195,219)	52,411,338	(215,218,671)

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	478,509,213	426,097,875	641,316,546
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$190,313,994	$478,509,213	$426,097,875

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$163,036,680	$427,657,030	$393,488,946
Equity in Trading Accounts:
Cash and Cash Equivalents	27,277,314	50,852,183	32,608,929
Total Cash, Cash Equivalents and Equity in Trading Accounts	$190,313,994	$478,509,213	$426,097,875

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and 2017

United States Copper Index Fund

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Cash Flows from Operating Activities:
Net income (loss)	$270,517	$(2,992,568)	$2,264,593
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	295,216	1,880,591	(2,175,807)
Unrealized (gain) loss on open futures contracts	(1,249,725)	1,785,413	(793,363)
(Increase) decrease in receivable from Sponsor	(16,330)	(11,146)	35,487
(Increase) decrease in dividends receivable	(7)	(1,356)	—
(Increase) decrease in interest receivable	96	915	(1,137)
(Increase) decrease in prepaid insurance	(50)	19	(203)
(Increase) decrease in ETF transaction fees receivable	—	350	(350)
Increase (decrease) in payable due to Broker	429,967	(442,429)	442,429
Increase (decrease) in management fees payable	(1,466)	831	2,244
Increase (decrease) in professional fees payable	14,511	885	(28,380)
Increase (decrease) in directors’ fees payable	(34)	69	121
Net cash provided by (used in) operating activities	(257,305)	221,574	(254,366)

Cash Flows from Financing Activities:
Addition of shares	7,152,775	10,511,457	10,562,974
Redemption of shares	(11,912,810)	(6,538,962)	(8,027,253)
Net cash provided by (used in) financing activities	(4,760,035)	3,972,495	2,535,721

Net Increase (Decrease) in Cash and Cash Equivalents	(5,017,340)	4,194,069	2,281,355

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	12,116,244	7,922,175	5,640,820
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$7,098,904	$12,116,244	$7,922,175

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$6,699,854	$10,753,786	$7,124,096
Equity in Trading Accounts:
Cash and Cash Equivalents	399,050	1,362,458	798,079
Total Cash, Cash Equivalents and Equity in Trading Accounts	$7,098,904	$12,116,244	$7,922,175

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Statement of Cash Flows
For the period ended December 31, 2019*

USCF Crescent Crypto Index Fund

Period ended December 31, 2019*
Cash Flows from Financing Activities:
Addition of shares	1,000
Redemption of shares	—
Net cash provided by (used in) financing activities	1,000

Net Increase (Decrease) in Cash and Cash Equivalents	1,000

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of period	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of period	$1,000

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$1,000
Equity in Trading Accounts:
Cash and Cash Equivalents	—
Total Cash, Cash Equivalents and Equity in Trading Accounts	$1,000

*	The Sponsor contributed $1,000 on May 8, 2019. As of December 31, 2019, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

United States Commodity Index Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and 2017

United States Commodity Index Funds Trust

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Cash Flows from Operating Activities:
Net income (loss)	$(8,143,415)	$(74,935,061)	$28,605,741
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in short-term investments	295,216	73,468,910	(73,764,126)
Unrealized (gain) loss on open futures contracts	(17,876,577)	23,145,242	(5,699,448)
(Increase) decrease in receivable from Sponsor	(16,330)	34,387	62,127
(Increase) decrease in dividends receivable	(15,534)	(11,339)	—
(Increase) decrease in interest receivable	4,320	10,558	(13,743)
(Increase) decrease in prepaid insurance	20,989	(35,750)	(820)
(Increase) decrease in ETF transaction fees receivable	(350)	700	(350)
Increase (decrease) in payable due to Broker	429,967	(442,429)	442,429
Increase (decrease) in management fees payable	(226,413)	40,440	(117,011)
Increase (decrease) in professional fees payable	(17,963)	20,887	(73,549)
Increase (decrease) in brokerage commissions payable	(9,500)	—	(10,710)
Increase (decrease) in directors’ fees payable	(7,540)	8,206	(128)
Net cash provided by (used in) operating activities	(25,563,130)	21,304,751	(50,569,588)

Cash Flows from Financing Activities:
Addition of shares	7,153,775	194,196,690	60,366,979
Redemption of shares	(274,802,204)	(160,352,516)	(223,268,046)
Net cash provided by (used in) financing activities	(267,648,429)	33,844,174	(162,901,067)

Net Increase (Decrease) in Cash and Cash Equivalents	(293,211,559)	55,148,925	(213,470,655)

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	490,625,457	435,476,532	648,947,187
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$197,413,898	$490,625,457	$435,476,532

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$169,737,534	$438,410,816	$401,910,152
Equity in Trading Accounts:
Cash and Cash Equivalents	27,676,364	52,214,641	33,566,380
Total Cash, Cash Equivalents and Equity in Trading Accounts	$197,413,898	$490,625,457	$435,476,532

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Notes to Financial Statements
For the years ended December 31, 2019, 2018 and 2017

NOTE 1 — ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”) and a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011. A new series of the Trust, the USCF Crescent Crypto Index Fund (“XBET”) was formed on May 7, 2019. XBET is currently in registration and has not commenced operations. Additional series of the Trust included: the United States Agriculture Index Fund (“USAG”), which liquidated all of its assets on September 12, 2018 and distributed cash pro rata to all remaining shareholders on September 13, 2018, and the USCF Canadian Crude Oil Index Fund (“UCCO”), which never commenced operations and was terminated as a series on May 8, 2019.

USCI and CPER each issue shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”). USCI and CPER are collectively referred to herein as the “Trust Series.” The Trust, and each of its series operates pursuant to the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of December 15, 2017 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and each of its series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”) and the United States Gasoline Fund, LP (“UGA”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007 and “UGA” on February 26, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s and UGA’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. USCF previously served as the general partner for the United States Short Oil Fund, LP (“DNO”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), both of which were liquidated in 2018.

In addition, USCF is the sponsor of the USCF Funds Trust, a Delaware statutory trust, and each of its series, the United States 3x Oil Fund (“USOU”) and the United States 3x Short Oil Fund (“USOD”), which listed their shares on the NYSE Arca on July 20, 2017 under the ticker symbols “USOU” and “USOD”, respectively. Each of USOU and USOD liquidated all of its assets and distributed cash pro rata to all remaining shareholders in December 2019.

USO, UNG, UGA, UNL, USL, BNO, USCI and CPER are referred to collectively herein as the “Related Public Funds.”

Effective as of May 1, 2012, each of USCI and CPER issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI and CPER issued shares to Authorized Participants by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay each Trust Series a $350 transaction fee for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

The Trust financial statements included its respective series of funds financial statements including USCI, CPER, USAG, UCCO and XBET through December 31, 2019. For reporting commencing with the December 31, 2019 reporting period, and in conjunction with the liquidation of USAG on September 12, 2018 and the withdrawal of UCCO’s registration on December 19, 2018, the USAG and UCCO financial statements have not been included, but are included in the overall Trust financial statements for the applicable reporting periods.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or a futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2016. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2019 for any Trust Series.

Creations and Redemptions

Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI and CPER only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2019, USCF held 5 shares of USCI and 40 shares of CPER.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 — TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the SEC for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased 5 shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USAG and CPER were designated as additional series of the Trust. Following the designation of the additional series, USCF made an initial capital contribution to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market. USCF redeemed all Sponsor Shares of USAG on September 7, 2018. On September 7, 2018, at the close of markets, USAG ceased all trading and all of USAG’s assets were liquidated on September 12, 2018. Further, on May 8, 2019, USCF contributed $1,000 to XBET in exchange for 20 Sponsor Shares of the series, which was deemed an initial capital contribution to the series.

CPER and USAG received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares and 20,000,000 USAG shares on September 6, 2011. The order to permit listing CPER and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

USCF and the Trustee entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement effective as of December 15, 2017. Additional series of the Trust included: the United States Agriculture Index Fund (“USAG”), which liquidated all of its assets on September 12, 2018 and distributed cash pro rata to all remaining shareholders on September 13, 2018 and the USCF Canadian Crude Oil Index Fund (“UCCO”), which never commenced operations and was terminated as a series on May 8, 2019.

USCI’s Investment Objective

USCI invests in futures contracts for commodities that are currently traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (the NYMEX, ICE Futures, CBOT, CME, LME, COMEX and other foreign exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other non-exchange traded over-the-counter (“OTC”) transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”).

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts (as defined below) that comprise the SDCI or the prices of any particular group of Futures Contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. USCI believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Commodity-Related Investments. The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is comprised of 14 Futures Contracts that are selected on a monthly basis from a list of 27 possible Futures Contracts. The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and calculated and published by Bloomberg, L.P. (“Bloomberg”). USCI invests first in the current Benchmark Component Futures Contracts and other Futures Contracts intended to replicate the return on the current Benchmark Component Futures Contracts and, thereafter may hold Futures Contracts in a particular commodity other than one specified as the Benchmark Component Futures Contract, or may hold Other Commodity-Related Investments that are intended to replicate the return on the Benchmark Component Futures Contracts, but may fail to closely track the SDCI’s total return movements.

USCI seeks to achieve its investment objective by investing in Futures Contracts and Other Commodity-Related Investments such that daily changes in its’ per share NAV closely track the daily changes in the price of the SDCI. USCI’s positions in Commodity Interests are rebalanced on a monthly basis in order to track the changing nature of the SDCI. If Futures Contracts relating to a particular commodity remain in the SDCI from one month to the next, such Futures Contracts are rebalanced to the 7.14% target weight. Specifically, on the Selection Date, it will be determined if a current Benchmark Component Futures Contract will be replaced by a new Futures Contract in either the same or different underlying commodity as a Benchmark Component Futures Contract for the following month, in which case USCI’s investments would have to be changed accordingly. In order that USCI’s trading does not unduly cause extraordinary market movements, and to make it more difficult for third parties to profit by trading based on market movements that could be expected from changes in the Benchmark Component Futures Contracts, USCI’s investments typically are not rebalanced entirely on a single day, but rather typically rebalanced over a period of four days. After fulfilling the margin and collateral requirements with respect to its Commodity Interests, USCF invests the remainder of USCI’s proceeds from the sale of shares in Treasuries or cash equivalents, and/or merely hold such assets in cash (generally in interest-bearing accounts).

USCI’s shares began trading on August 10, 2010. As of December 31, 2019, USCI held 880 Futures Contracts on the NYMEX, 716 Futures Contracts on the ICE Futures, 644 Futures Contracts on the CBOT, 480 Futures Contracts on the CME, 1,903 Futures Contracts on the LME and 342 Futures Contracts on the COMEX, totaling 4,965 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “SCI”), less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts (as defined below) that comprise the SCI or the prices of any particular group of Futures Contracts. CPER will not seek to achieve a stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Copper-Related Investments (as defined below). The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts. The SCI is owned and maintained by SHIM and calculated and published by the NYSE Arca. The SCI is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER’s shares began trading on November 15, 2011. As of December 31, 2019, CPER held 100 Futures Contracts on the COMEX.

Other Defined Terms – Trust Series

The SDCI and the SCI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts and Benchmark Component Agriculture Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments and Other Copper-Related Investments are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. In addition, SummerHaven is registered as an investment adviser under the Investment Advisers Act of 1940 with the SEC. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 — FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI and CPER is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for CPER.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the years ended December 31, 2019, 2018 and 2017, none of the Trust Series incurred any registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2019 amounted to be a total of $556,951 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2019 was $108,435 and CPER’s portion of such fees and expenses for the year ended December 31, 2019 was $2,320. For the year ended December 31, 2018, these fees and expenses were $521,689 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2018 was $91,761, CPER’s portion of such fees and expenses for the year ended December 31, 2018 was $2,100 and USAG’s portion of such fees and expenses for the year ended December 31, 2018 was $917.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $476,864 for the year ended December 31, 2019 for USCI and $75,053 for the year ended December 31, 2019 for CPER. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 – Contracts and Agreements below. USCF pays certain expenses normally borne by CPER to the extent that such expenses exceed 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2019, USCF waived $67,628 of expenses for CPER. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 — CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution-related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

Brown Brothers Harriman & Co. Agreements

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”) and USCF, whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). In addition, the Trust on behalf of each of USCI and CPER entered into a Futures and Cleared Derivatives Transactions Customer Account Agreement with RBC, in June of 2018. Each of RBC and WFS are referred to as a “Futures Commissions Merchant” or “FCM.” Each of the Trust’s FCM agreements require the FCM to provide services to the applicable Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for the applicable Trust Series’ account. In accordance with each agreement, the FCM charges the applicable Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Total commissions accrued to brokers	$453,997	$539,884	$527,610
Total commissions as annualized percentage of average total net assets	0.13%	0.09%	0.10%
Commissions accrued as a result of rebalancing	$429,823	$508,021	$505,199
Percentage of commissions accrued as a result of rebalancing	94.68%	94.10%	95.75%
Commissions accrued as a result of creation and redemption activity	$24,174	$31,863	$22,411
Percentage of commissions accrued as a result of creation and redemption activity	5.32%	5.90%	4.25%

The decrease in total commissions accrued to brokers for the year ended December 31, 2019, compared to the year ended December 31, 2018, was due primarily to a lower number of contracts held and traded. The increase in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to higher number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

CPER

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Total commissions accrued to brokers	$6,082	$5,181	$5,461
Total commissions as annualized percentage of average total net assets	0.06%	0.04%	0.05%
Commissions accrued as a result of rebalancing	$5,353	$4,205	$4,390
Percentage of commissions accrued as a result of rebalancing	88.01%	81.16%	80.39%
Commissions accrued as a result of creation and redemption activity	$729	$976	$1,071
Percentage of commissions accrued as a result of creation and redemption activity	11.99%	18.84%	19.61%

The increase in total commissions accrued to brokers for the year ended December 31, 2019, compared to the year ended December 31, 2018, was due primarily to a higher number of contracts held and traded. The decrease in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to lower number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

SummerHaven Agreements

USCF is party to an Amended and Restated Advisory Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. Prior to May 1, 2018, for USCI, the fee was equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. Prior to May 1, 2018, for CPER, the fee was equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid. USCF and SummerHaven amended and restated the existing Advisory Agreement effective as of May 1, 2018. As of May 1, 2018, USCF pays SummerHaven an annual fee of $15,000 per each Trust Series as well as an annual fee of 0.06% of the average daily total net assets of each Trust Series.

USCF is also party to an Amended and Restated Licensing Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven and SHIM, pursuant to which SHIM grants a license to USCF for the use of certain names and marks, including the Applicable Index for each Trust Series in exchange for a fee to be paid by USCF to SHIM. For the year ended December 31, 2017, USCF paid licensing fees to SummerHaven equal to an annual fee of $15,000 per each Trust Series for the, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series. As a result of the amendment and restatement of the Licensing Agreement and Advisory Agreement in May of 2018, the fees required to be paid by USCF to SummerHaven and SHIM in the aggregate have not changed from the aggregate fees paid by USCF under the two agreements prior to the amendment and restatement.

NOTE 6 — FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by each Trust Series through December 31, 2019 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2019, USCI and CPER held investments in money market funds in the amounts of $19,500,000 and $620,000, respectively. As of December 31, 2018, USCI and CPER held investments in money market funds in the amounts of $6,400,000 and $855,000, respectively. Each Trust Series also holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada; London, United Kingdom; Grand Cayman, Cayman Islands; and Nassau, Bahamas; which are subject to U.S. regulation and regulatory oversight. As of December 31, 2019 and December 31, 2018, USCI held cash deposits and investments in Treasuries in the amounts of $170,813,994 and $472,109,213, respectively, with the custodian and FCMs. As of December 31, 2019 and December 31, 2018, CPER held cash deposits and investments in Treasuries in the amounts of $6,478,904 and $11,556,460, respectively, with the custodian and FCMs. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCMs cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 — FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for each Trust Series for the years ended December 31, 2019, 2018 and 2017 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Per Share Operating Performance:
Net asset value, beginning of year	$37.49	$42.48	$40.02
Total income (loss)	(0.21)	(4.56)	2.87
Total expenses	(0.41)	(0.43)	(0.41)
Net increase (decrease) in net asset value	(0.62)	(4.99)	2.46
Net asset value, end of year	$36.87	$37.49	$42.48

Total Return	(1.65)%	(11.75)%	6.15%

Ratios to Average Net Assets
Total income (loss)	(1.32)%	(11.33)%	6.17%
Management fees	0.80%*	0.80%*	0.80%*
Total expenses excluding management fees	0.30%	0.23%	0.24%
Expenses waived	— %*	— %*	— %*
Net expenses excluding management fees	0.30%	0.23%	0.24%
Net income (loss)	(2.42)%	(12.36)%	5.14%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI.

CPER

	Year ended December 31, 2019		Year ended December 31, 2018		Year ended December 31, 2017
Per Share Operating Performance:
Net asset value, beginning of year	$16.44		$21.05		$16.36
Total income (loss)	1.24		(4.46)		4.83
Net expenses	(0.14)		(0.15)		(0.14)
Net increase (decrease) in net asset value	1.10		(4.61)		4.69
Net asset value, end of year	$17.54		$16.44		$21.05

Total Return	6.69%		(21.90)%		28.67%

Ratios to Average Net Assets
Total income (loss)	3.36%		(24.49)%		22.70%
Management fees	0.65	%*†	0.65	%*†	0.65	%*†
Total expenses excluding management fees	0.79%		0.58%		0.54%
Expenses waived	(0.64	)%*†	(0.43	)%*†	(0.39	)%*†
Net expenses excluding management fees	0.15%		0.15%		0.15%
Net income (loss)	2.56%		(25.29)%		21.90%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for CPER.
†	USCF paid certain expenses on a discretionary basis typically borne by CPER where expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

NOTE 8 — QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2019 and 2018.

USCI

	First Quarter 2019	Second Quarter 2019	Third Quarter 2019	Fourth Quarter 2019
Total Income (Loss)	$17,519,370	$(18,135,475)	$(10,523,581)	$6,543,450
Total Expenses	1,275,883	1,102,290	833,737	605,786
Net Income (Loss)	$16,243,487	$(19,237,765)	$(11,357,318)	$5,937,664
Net Income (Loss) per Share	$1.32	$(1.83)	$(1.14)	$1.03

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$4,264,134	$14,855,407	$(19,156,279)	$(65,771,228)
Total Expenses	1,391,035	1,536,430	1,639,497	1,396,043
Net Income (Loss)	$2,873,099	$13,318,977	$(20,795,776)	$(67,167,271)
Net Income (Loss) per Share	$0.24	$0.98	$(1.24)	$(4.97)

CPER

	First Quarter 2019	Second Quarter 2019	Third Quarter 2019	Fourth Quarter 2019
Total Income (Loss)	$1,242,174	$(1,111,271)	$(473,662)	$697,689
Total Expenses	44,938	49,021	30,913	27,169
Expense Waivers	(21,918)	(22,353)	(12,147)	(11,210)
Net Expenses	23,020	26,668	18,766	15,959
Net Income (Loss)	$1,219,154	$(1,137,939)	$(492,428)	$681,730
Net Income (Loss) per Share	$1.92	$(1.37)	$(0.83)	$1.38

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$(1,178,835)	$(389,444)	$(582,529)	$(747,096)
Total Expenses	35,759	33,533	37,461	39,211
Expense Waivers	(8,269)	(10,931)	(15,472)	(16,628)
Net Expenses	27,490	22,602	21,989	22,583
Net Income (Loss)	$(1,206,325)	$(412,046)	$(604,518)	$(769,679)
Net Income (Loss) per Share	$(1.75)	$(0.58)	$(1.12)	$(1.16)

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2019 using the fair value hierarchy:

At December 31, 2019	Total	Level I	Level II	Level III
Short-Term Investments	$188,989,355	$188,989,355	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(2,381,779)	(2,381,779)	—	—
United States Contracts	4,520,647	4,520,647	—	—

During the year ended December 31, 2019, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$436,426,995	$436,426,995	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(1,866,820)	(1,866,820)	—	—
United States Contracts	(12,621,164)	(12,621,164)	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2019 using the fair value hierarchy:

At December 31, 2019	Total	Level I	Level II	Level III
Short-Term Investments	$7,096,018	$7,096,018	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	346,250	346,250	—	—

During the year ended December 31, 2019, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$9,657,426	$9,657,426	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(903,475)	(903,475)	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 — Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2019	Fair Value At December 31, 2018
Futures - Commodity Contracts	Assets	$2,138,868	$(14,487,984)

Fair Value of Derivative Instruments Held by CPER

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2019	Fair Value At December 31, 2018
Futures - Commodity Contracts	Assets	$346,250	$(903,475)

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended December 31, 2019		For the year ended December 31, 2018		For the year ended December 31, 2017
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(29,144,478)		$(54,710,680)		$22,989,718

	Change in unrealized gain (loss) on open positions		$16,626,852		$(21,360,954)		$4,817,510

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended December 31, 2019		For the year ended December 31, 2018		For the year ended December 31, 2017
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(1,134,850)		$(1,318,188)		$1,468,825

	Change in unrealized gain (loss) on open positions		$1,249,725		$(1,785,413)		$793,363

NOTE 10 — RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Trust Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Trust Series has evaluated the implications of certain provisions of the ASU and has determined that there will be no material impacts to the financial statements.

NOTE 11 — SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.